UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

FORGENT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road

Austin TX, 78746

 (Address of principal executive offices and Zip Code)

(512) 437-2700

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2009 Equity Plan

On September 21, 2009, the Board of Directors (the “Board”) of Forgent Networks, Inc. (the “Company”) adopted the Company’s 2009 Equity Plan (the "2009 Equity Plan"), a copy of which is incorporated herein by reference and attached as Exhibit 10.1 to this Current Report on Form 8-K. The purpose of the 2009 Equity Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company (“Participants”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company.

A total of 2,000,000 shares of the Company’s common stock are available for issuance under the 2009 Equity Plan. The 2009 Equity Plan provides for the grant of: (i) incentive stock options, (ii) non-qualified stock options and (iii) stock purchase rights. Incentive stock options granted under the 2009 Equity Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the 2009 Equity Plan must be approved by the stockholders of the Company within 12 months of its adoption. The 2009 Equity Plan has not been approved by the Company’s stockholders. Non-qualified stock options granted under the 2009 Equity Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The Board also approved the Form of Stock Option Agreement, a copy of which is incorporated  herein by reference and attached as Exhibit 10.2 to this Current Report on Form 8-K.

The above description of the 2009 Equity Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2009 Stock Option Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Compensation of Outside Directors

On September 21, 2009, the Board approved a compensation plan for directors of the Company who are not employees of the Company pursuant to which each such outside directors would receive: (a) base compensation of $15,000 per annum and (b) an additional $500 for each meeting of the Board attended in person and $100 for each meeting of the Board attended over the telephone, with an aggregate limit for the amounts set forth in items (a) and (b) above of $25,000 per annum per director.  David Sandberg, the Company’s chairman and member of the Board, waived his right to receive compensation as a director for the next year. Patrick Goepel, as interim Chief Executive Officer, is not currently entitled to such additional compensation as a member of the Board for so long as he remains an employee of the Company. The remaining three members of the Board, Robert Graham, Adrian Pertierra and Jeffrey Vogel are participating in the above compensation structure.

Grant of Options under the 2009 Equity Plan

On September 21, 2009, pursuant to the 2009 Equity Plan, the Company issued to Patrick Goepel, a director and the interim Chief Executive Officer of the Company, an incentive stock option to purchase 800,000 shares of common stock. Such option vests with respect to 25% of the shares on September 15, 2010 and an additional 6.25% each three month period thereafter.  The exercise price of such options was set at $.35 per share of common stock, a price which the Board determined was a premium over the then current fair market value of such stock.

Additionally, on September 21, 2009, pursuant to the 2009 Equity Plan, the Company issued to Robert Graham, Adrian Pertierra and Jeffrey Vogel, each a member of the Company’s Board of Directors, a non-qualified stock option to purchase 37,500 shares of common stock, for an aggregate total of 112,500 shares of common stock.  Each such option vest at a rate of 25% of the amount of shares granted under such option each six month period following issuance, such that the options shall each be fully vested on the second anniversary of issuance. The exercise price of such options was set as $.35 per share of common stock, a price which the Board determined was a premium over the then current fair market value of such stock.

Each of the above option awards was made pursuant to the Form of Stock Option Agreement, a copy of which is incorporated  herein by reference and attached as Exhibit 10.2 to this Current Report on Form 8-K.  In the event of the termination of one of the aforementioned parties’ relationship with the Company as a result of disability or death, such party (or his estate) may exercise the option, to the extent he is vested, within six months from the termination date. In the event such party’s relationship with the Company is terminated for “cause,” as such term is defined in the Company’s 2009 Equity Plan, the option shall terminate immediately upon such termination for “cause”. If such party’s relationship terminates for any other reason other than those listed above, the option may be exercised for ninety days (90) after termination.

The above description of the options granted under 2009 Equity Plan does not purport to be complete, and is qualified in its entirety by reference to the full Form of Stock Option Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2009, the Board of Directors of the Company approved certain amendments to the Company’s bylaws. A copy of the bylaws as amended and restated on September 21, 2009 (the “By-laws”) is furnished as Exhibit 3.1 to this Current Report on Form 8-K.  The following is a summary of the material amendments contained in the By-laws and does not purport to be complete and is thus qualified in its entirety by reference to the full text of the By-laws that are filed as Exhibit 3.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim:

•

Section 3 of Article II was amended to provide for the right of stockholder(s), who together own of record at least twenty-five percent (25%) of the outstanding shares of each class of stock, to call a special meeting of the stockholders of the Company.

•

Section 10 of Article III was amended to allow directors to be reimbursed for their expenses as directors and otherwise receive compensation for their services as members of the Board.

•

Section 4 of Article V was amended to remove the Chief Executive Officer as the presiding officer of the Board and an ex officio member of all standing committees.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of Forgent Networks, Inc. adopted September 21, 2009.

10.1	Forgent Networks, Inc. 2009 Equity Plan.

10.2	Form of Option Agreement under the Forgent Networks, Inc. 2009 Equity Pan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 23, 2009

FORGENT NETWORKS, INC.

By:

Name:

Title: